UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

Deutsche Unconstrained Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

9 Portfolio Management Team

10 Portfolio Summary

14 Investment Portfolio

36 Statement of Assets and Liabilities

39 Statement of Operations

40 Statement of Changes in Net Assets

41 Financial Highlights

46 Notes to Financial Statements

67 Information About Your Fund's Expenses

69 Advisory Agreement Board Considerations and Fee Evaluation

74 Account Management Resources

76 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	0.63%	–2.00%	2.91%	5.05%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–2.14%	–4.69%	2.34%	4.76%
Barclays U.S. Universal Index†	2.88%	2.57%	3.82%	5.11%
Barclays U.S. Aggregate Bond Index††	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–2.99%	2.84%	5.00%
Adjusted for the Maximum Sales Charge (max 2.75% load)		–5.66%	2.27%	4.71%
Barclays U.S. Universal Index†		1.75%	3.95%	5.03%
Barclays U.S. Aggregate Bond Index††		1.96%	3.78%	4.90%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	0.25%	–2.91%	2.10%	4.24%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.74%	–2.91%	2.10%	4.24%
Barclays U.S. Universal Index†	2.88%	2.57%	3.82%	5.11%
Barclays U.S. Aggregate Bond Index††	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.69%	2.03%	4.20%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–3.69%	2.03%	4.20%
Barclays U.S. Universal Index†		1.75%	3.95%	5.03%
Barclays U.S. Aggregate Bond Index††		1.96%	3.78%	4.90%
Class R6		6-Month‡	1 Year	Life of Class*
Average Annual Total Returns as of 4/30/16
No Sales Charges		0.89%	–1.87%	–1.75%
Barclays U.S. Universal Index†		2.88%	2.57%	3.02%
Barclays U.S. Aggregate Bond Index††		2.82%	2.72%	3.25%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges			–2.85%	–2.70%
Barclays U.S. Universal Index†			1.75%	2.74%
Barclays U.S. Aggregate Bond Index††			1.96%	3.17%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	0.72%	–2.01%	3.07%	5.26%
Barclays U.S. Universal Index†	2.88%	2.57%	3.82%	5.11%
Barclays U.S. Aggregate Bond Index††	2.82%	2.72%	3.60%	4.95%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–2.79%	3.04%	5.24%
Barclays U.S. Universal Index†		1.75%	3.95%	5.03%
Barclays U.S. Aggregate Bond Index††		1.96%	3.78%	4.90%
Institutional Class		6-Month‡	1-Year	Life of Class**
Average Annual Total Returns as of 4/30/16
No Sales Charges		0.89%	–1.88%	–1.45%
Barclays U.S. Universal Index†		2.88%	2.57%	3.05%
Barclays U.S. Aggregate Bond Index††		2.82%	2.72%	3.21%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges			–2.64%	–2.36%
Barclays U.S. Universal Index†			1.75%	2.74%
Barclays U.S. Aggregate Bond Index††			1.96%	3.12%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.06%, 1.81%, 0.97%, 0.88% and 1.03% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Unconstrained Income Fund — Class A ■ Barclays U.S. Universal Index† ■ Barclays U.S. Aggregate Bond Index††

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through April 30, 2016 (through March 31, 2016 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class R6.

** Institutional Class commenced operations on November 3, 2014. The performance shown for the index is for the time period of October 31, 2014 through April 30, 2016 (through March 31, 2016 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

†† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/16	$ 4.49	$ 4.52	$ 4.49	$ 4.49	$ 4.49
10/31/15	$ 4.53	$ 4.57	$ 4.53	$ 4.54	$ 4.53
Distribution Information as of 4/30/16
Income Dividends, Six Months	$ .07	$ .06	$ .07	$ .08	$ .07
April Income Dividend	$ .0128	$ .0101	$ .0131	$ .0134	$ .0131
Capital Gain Distributions, Six Months	$ .0043	$ .0043	$ .0043	$ .0043	$ .0043
SEC 30-day Yield‡‡	2.81%	2.14%	3.18%	3.08%	3.08%
Current Annualized Distribution Rate‡‡	3.42%	2.68%	3.50%	3.58%	3.50%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.79%, 2.12%, 3.16%, 3.06% and 3.06% for Class A, C, R6, S and Institutional shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.40%, 2.66%, 3.48%, 3.56% and 3.48% for Class A, C, R6, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2016 (Unaudited)

		Principal Amount($)(a)	Value ($)

Corporate Bonds 38.7%
Consumer Discretionary 6.7%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		120,000	123,000
21st Century Fox America, Inc.:
3.7%, 10/15/2025 (b)		150,000	160,624
4.95%, 10/15/2045 (b)		110,000	121,998
Ally Financial, Inc.:
3.5%, 1/27/2019 (b)		910,000	904,312
4.125%, 3/30/2020 (b)		405,000	412,594
5.75%, 11/20/2025		510,000	516,375
AmeriGas Finance LLC, 6.75%, 5/20/2020		560,000	578,362
APX Group, Inc., 6.375%, 12/1/2019		175,000	175,000
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		180,000	185,850
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		680,000	717,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		305,000	261,538
Avis Budget Car Rental LLC, 144A, 5.25%, 3/15/2025 (b)		640,000	587,200
Block Communications, Inc., 144A, 7.25%, 2/1/2020		285,000	286,425
Boyd Gaming Corp., 6.875%, 5/15/2023 (b)		145,000	150,438
CCO Holdings LLC:
144A, 5.375%, 5/1/2025 (b)		385,000	394,144
144A, 5.875%, 5/1/2027		640,000	656,000
7.0%, 1/15/2019		54,000	54,961
CCO Safari II LLC:
144A, 3.579%, 7/23/2020		270,000	280,277
144A, 4.908%, 7/23/2025		180,000	194,048
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		1,925,000	1,970,776
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		178,000	182,895
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020		1,810,000	1,677,653
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		230,000	209,300
CVS Health Corp., 5.125%, 7/20/2045		330,000	385,654
Dana Holding Corp., 5.5%, 12/15/2024 (b)		185,000	179,913
Discovery Communications LLC, 4.875%, 4/1/2043		180,000	161,449
DISH DBS Corp., 6.75%, 6/1/2021 (b)		470,000	484,199
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		350,000	363,562
144A, 5.75%, 3/1/2023		490,000	523,222
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		460,000	470,120
General Motors Co., 6.6%, 4/1/2036		145,000	169,669
General Motors Financial Co., Inc.:
3.2%, 7/13/2020		610,000	618,640
5.25%, 3/1/2026		275,000	301,679
Global Partners LP, 7.0%, 6/15/2023		320,000	268,998
Group 1 Automotive, Inc.:
5.0%, 6/1/2022 (b)		1,075,000	1,064,250
144A, 5.25%, 12/15/2023 (b)		710,000	706,450
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		330,000	345,675
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		105,000	108,738
Mediacom Broadband LLC, 6.375%, 4/1/2023		430,000	446,125
MGM Resorts International, 6.75%, 10/1/2020		462,000	493,185
Newell Brands, Inc.:
4.2%, 4/1/2026		145,000	153,191
5.5%, 4/1/2046 (b)		100,000	111,255
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	158,100
Numericable-SFR:
144A, 4.875%, 5/15/2019		1,105,000	1,145,885
144A, 6.0%, 5/15/2022		500,000	500,650
144A, 7.375%, 5/1/2026		1,785,000	1,811,775
Quebecor Media, Inc., 5.75%, 1/15/2023		150,000	155,250
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		315,000	323,663
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		165,000	173,663
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		575,000	596,562
Spectrum Brands, Inc., 5.75%, 7/15/2025 (b)		165,000	175,007
Springs Industries, Inc., 6.25%, 6/1/2021		265,000	269,638
Starz LLC, 5.0%, 9/15/2019		160,000	163,000
The Gap, Inc., 5.95%, 4/12/2021 (b)		990,000	1,055,785
Time Warner Cable, Inc., 7.3%, 7/1/2038		270,000	331,920
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		830,000	860,087
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,330,000	1,353,275
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		1,003,500	1,056,184
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		243,000	256,973
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		325,000	260,000
144A, 8.5%, 10/15/2022		215,000	202,100
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		410,000	411,181
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044 (b)		280,000	286,942
			29,704,784
Consumer Staples 1.6%
Altria Group, Inc., 9.95%, 11/10/2038 (b)		570,000	1,029,921
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		440,000	498,986
Aramark Services, Inc., 5.125%, 1/15/2024 (b)		160,000	169,200
Cott Beverages, Inc.:
5.375%, 7/1/2022		560,000	575,400
6.75%, 1/1/2020		250,000	261,875
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		760,000	789,450
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		305,000	295,087
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		1,025,000	1,068,562
Kellogg Co., 3.25%, 4/1/2026		190,000	194,869
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,050,000	1,101,187
PepsiCo, Inc.:
2.85%, 2/24/2026		85,000	87,543
4.45%, 4/14/2046		130,000	145,096
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		270,000	274,725
Reynolds American, Inc., 5.85%, 8/15/2045		190,000	233,221
The WhiteWave Foods Co., 5.375%, 10/1/2022		150,000	160,413
			6,885,535
Energy 3.1%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021		105,000	109,524
5.55%, 3/15/2026 (b)		230,000	246,531
6.6%, 3/15/2046		110,000	124,502
Antero Resources Corp.:
5.375%, 11/1/2021		1,360,000	1,315,800
5.625%, 6/1/2023		270,000	261,900
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		100,000	88,500
BP Capital Markets PLC, 3.119%, 5/4/2026 (c)		145,000	145,992
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		240,000	230,400
Concho Resources, Inc., 5.5%, 4/1/2023 (b)		555,000	559,162
ConocoPhillips Co.:
4.2%, 3/15/2021		130,000	138,935
4.95%, 3/15/2026 (b)		185,000	204,495
5.95%, 3/15/2046		80,000	96,885
Continental Resources, Inc., 5.0%, 9/15/2022 (b)		400,000	373,500
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	514,375
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039		180,000	139,337
Ensco PLC:
4.7%, 3/15/2021		270,000	226,125
5.75%, 10/1/2044		90,000	60,075
Exxon Mobil Corp., 4.114%, 3/1/2046 (b)		210,000	223,726
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		455,000	428,837
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		1,000,000	1,095,000
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041		80,000	77,295
Korea National Oil Corp., 144A, 2.125%, 4/14/2021		490,000	488,238
Laredo Petroleum, Inc., 6.25%, 3/15/2023 (b)		305,000	284,412
Memorial Resource Development Corp., 5.875%, 7/1/2022		155,000	141,050
Newfield Exploration Co., 5.375%, 1/1/2026		165,000	163,350
Noble Holding International Ltd., 5.0%, 3/16/2018		80,000	78,400
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)		225,000	200,813
6.875%, 1/15/2023		30,000	26,925
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		520,000	546,603
Range Resources Corp., 4.875%, 5/15/2025 (b)		180,000	166,725
Rice Energy, Inc., 7.25%, 5/1/2023 (b)		70,000	70,700
Rowan Companies, Inc., 5.85%, 1/15/2044		150,000	102,375
RSP Permian, Inc., 6.625%, 10/1/2022		335,000	345,887
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		885,000	879,469
5.625%, 3/1/2025 (b)		340,000	331,500
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		270,000	240,992
Whiting Petroleum Corp., 6.25%, 4/1/2023 (b)		1,260,000	1,048,950
Williams Partners LP:
4.0%, 11/15/2021		530,000	490,654
6.125%, 7/15/2022		260,000	258,624
WPX Energy, Inc., 8.25%, 8/1/2023		270,000	253,800
YPF SA, 144A, 8.5%, 7/28/2025		750,000	772,500
			13,552,863
Financials 10.5%
Abbey National Treasury Services PLC, 2.5%, 3/14/2019		395,000	401,185
AIA Group Ltd., 144A, 4.5%, 3/16/2046		200,000	203,512
Air Lease Corp., 3.375%, 6/1/2021		555,000	556,387
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	248,063
American International Group, Inc., 3.3%, 3/1/2021		230,000	237,115
American Tower Corp., (REIT), 3.3%, 2/15/2021		85,000	87,622
ANZ New Zealand International Ltd., 144A, 2.75%, 2/3/2021		300,000	303,981
Ares Capital Corp., 3.875%, 1/15/2020		610,000	623,763
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,021,250
Bank of America Corp., 5.75%, 12/1/2017		2,000,000	2,124,222
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021		385,000	387,456
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		1,430,000	1,513,921
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		340,000	350,685
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		150,000	154,055
BNP Paribas SA, 144A, 7.625%, 12/29/2049		295,000	301,637
BPCE SA, 2.65%, 2/3/2021		400,000	407,854
Capital One NA, 2.95%, 7/23/2021		1,570,000	1,592,847
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		300,000	274,955
(REIT), 5.25%, 12/1/2023		450,000	433,136
CIT Group, Inc., 3.875%, 2/19/2019 (b)		1,905,000	1,914,525
Citigroup, Inc., 1.157%**, 5/1/2017		880,000	878,434
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	530,000
Credit Agricole SA, 144A, 2.375%, 7/1/2021		250,000	250,287
Credit Suisse Group Funding Guernsey Ltd., 144A, 4.55%, 4/17/2026		250,000	255,242
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021		195,000	201,980
3.7%, 6/15/2026 (c)		105,000	106,614
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,500,000	2,218,641
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		1,915,000	2,001,175
(REIT), 5.875%, 1/15/2026		180,000	190,462
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		320,000	319,852
FS Investment Corp., 4.75%, 5/15/2022		450,000	444,694
GE Capital International Funding Co., 144A, 4.418%, 11/15/2035		1,240,000	1,361,622
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		340,000	347,069
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		520,000	550,000
HSBC Holdings PLC:
4.3%, 3/8/2026		235,000	246,731
6.375%, 12/29/2049 (b)		1,240,000	1,197,716
International Lease Finance Corp.:
3.875%, 4/15/2018		2,555,000	2,593,325
6.25%, 5/15/2019		855,000	927,675
Intesa Sanpaolo SpA, 2.375%, 1/13/2017		1,240,000	1,245,592
Jefferies Group LLC, 5.125%, 4/13/2018		480,000	498,926
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		210,000	206,160
Legg Mason, Inc., 5.625%, 1/15/2044		310,000	308,751
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		120,000	127,650
Lloyds Banking Group PLC, 4.65%, 3/24/2026		585,000	594,127
Loews Corp., 4.125%, 5/15/2043		260,000	251,318
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,190,000	1,317,700
Manulife Financial Corp.:
4.9%, 9/17/2020		230,000	251,128
5.375%, 3/4/2046		305,000	325,782
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	54,908
Mitsubishi UFJ Financial Group, Inc, 3.85%, 3/1/2026		330,000	346,747
Morgan Stanley:
2.5%, 4/21/2021		240,000	240,454
Series F, 5.625%, 9/23/2019		1,430,000	1,591,633
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		325,000	341,250
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,425,000
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		270,000	282,465
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		275,000	286,344
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		380,000	388,439
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		1,170,000	1,176,889
Realty Income Corp., (REIT), 2.0%, 1/31/2018		340,000	341,909
Santander Holdings U.S.A., Inc., 4.5%, 7/17/2025		950,000	980,287
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025		480,000	481,970
Select Income REIT, (REIT), 4.15%, 2/1/2022		380,000	378,838
Skandinaviska Enskilda Banken AB, 2.625%, 3/15/2021		305,000	311,971
Societe Generale SA, 144A, 2.625%, 9/16/2020		1,240,000	1,266,546
Standard Chartered PLC, 144A, 3.05%, 1/15/2021		575,000	581,255
Sumitomo Mitsui Financial Group, Inc., 3.784%, 3/9/2026		245,000	256,044
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019 (c)		175,000	176,032
Svenska Handelsbanken AB, 2.45%, 3/30/2021		255,000	259,485
Swedbank AB, 144A, 2.65%, 3/10/2021		235,000	239,708
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		200,000	198,529
The Goldman Sachs Group, Inc., 1.26%**, 6/4/2017		600,000	599,746
Trinity Acquisition PLC, 3.5%, 9/15/2021		115,000	117,346
Turkiye Garanti Bankasi AS, 144A, 4.75%, 10/17/2019		1,240,000	1,273,133
Wells Fargo & Co., 3.0%, 4/22/2026		260,000	259,352
			46,743,104
Health Care 3.3%
AbbVie, Inc.:
3.6%, 5/14/2025		290,000	303,868
4.7%, 5/14/2045		350,000	371,726
Actavis Funding SCS, 4.75%, 3/15/2045		200,000	202,306
Actavis, Inc., 3.25%, 10/1/2022		450,000	455,544
Alere, Inc., 144A, 6.375%, 7/1/2023		195,000	198,900
Anthem, Inc., 3.3%, 1/15/2023		190,000	193,754
Celgene Corp., 3.875%, 8/15/2025		550,000	579,439
Community Health Systems, Inc., 7.125%, 7/15/2020 (b)		660,000	637,085
Endo Finance LLC:
144A, 5.75%, 1/15/2022 (b)		265,000	259,700
144A, 5.875%, 1/15/2023		265,000	253,738
Endo Ltd.:
144A, 6.0%, 7/15/2023		285,000	279,656
144A, 6.0%, 2/1/2025		200,000	191,000
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021		510,000	557,574
HCA, Inc.:
5.875%, 2/15/2026		415,000	430,562
6.5%, 2/15/2020		1,360,000	1,506,200
IMS Health, Inc., 144A, 6.0%, 11/1/2020		995,000	1,019,875
Johnson & Johnson, 3.7%, 3/1/2046		175,000	185,864
LifePoint Health, Inc.:
5.5%, 12/1/2021		155,000	161,200
5.875%, 12/1/2023		305,000	319,488
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		1,010,000	823,564
Stryker Corp.:
3.375%, 11/1/2025		240,000	249,740
3.5%, 3/15/2026		45,000	47,186
4.625%, 3/15/2046		120,000	132,321
Tenet Healthcare Corp.:
6.25%, 11/1/2018 (b)		1,565,000	1,674,550
6.75%, 6/15/2023 (b)		510,000	503,625
UnitedHealth Group, Inc., 3.75%, 7/15/2025		230,000	249,404
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		510,000	451,669
144A, 5.875%, 5/15/2023		470,000	393,625
144A, 6.125%, 4/15/2025		1,280,000	1,069,286
144A, 7.5%, 7/15/2021		1,235,000	1,130,025
			14,832,474
Industrials 2.3%
ADT Corp.:
3.5%, 7/15/2022 (b)		180,000	165,150
6.25%, 10/15/2021 (b)		530,000	548,296
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		490,000	516,950
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		275,000	243,375
BMW U.S. Capital LLC, 144A, 2.0%, 4/11/2021		200,000	200,941
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		535,000	465,450
144A, 7.75%, 3/15/2020		260,000	256,750
Casella Waste Systems, Inc., 7.75%, 2/15/2019		285,000	290,344
Covanta Holding Corp., 5.875%, 3/1/2024		195,000	193,050
FedEx Corp., 4.55%, 4/1/2046		175,000	186,378
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		700,000	698,250
Masonite International Corp., 144A, 5.625%, 3/15/2023		205,000	214,225
Meritor, Inc.:
6.25%, 2/15/2024		100,000	89,250
6.75%, 6/15/2021		370,000	349,650
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		200,000	195,399
Nortek, Inc., 8.5%, 4/15/2021 (b)		340,000	353,600
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		245,000	250,513
Ply Gem Industries, Inc., 6.5% , 2/1/2022 (b)		405,000	400,912
SBA Communications Corp., 5.625%, 10/1/2019		545,000	565,437
United Rentals North America, Inc., 7.625%, 4/15/2022		2,655,000	2,834,212
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (b)		230,000	223,974
ZF North America Capital, Inc., 144A, 4.5%, 4/29/2022		715,000	731,967
			9,974,073
Information Technology 1.1%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		95,000	98,088
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		820,000	863,050
Apple, Inc.:
3.25%, 2/23/2026		300,000	313,849
3.45%, 2/9/2045		170,000	154,906
Cardtronics, Inc., 5.125%, 8/1/2022		130,000	130,326
CDW LLC, 6.0%, 8/15/2022		470,000	503,196
eBay, Inc., 3.8%, 3/9/2022		235,000	245,727
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		420,000	439,423
First Data Corp., 144A, 6.75%, 11/1/2020		991,000	1,040,550
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020		280,000	290,436
144A, 4.9%, 10/15/2025		410,000	425,539
KLA-Tencor Corp., 4.65%, 11/1/2024		140,000	146,171
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		235,000	189,882
Seagate HDD Cayman, 5.75%, 12/1/2034		330,000	221,073
			5,062,216
Materials 4.4%
ArcelorMittal, 5.125%, 6/1/2020		65,000	64,025
Ardagh Packaging Finance PLC, 144A, 3.634%**, 12/15/2019		280,000	282,765
Ball Corp., 5.25%, 7/1/2025 (b)		325,000	341,861
Berry Plastics Corp., 5.5%, 5/15/2022 (b)		370,000	381,794
Cascades, Inc., 144A, 5.5%, 7/15/2022		120,000	115,800
Cemex SAB de CV:
144A, 6.5%, 12/10/2019		1,200,000	1,264,500
144A, 7.75%, 4/16/2026		2,250,000	2,396,250
Chemours Co., 144A, 6.625%, 5/15/2023		250,000	218,750
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	257,500
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025		900,000	940,125
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		185,000	184,538
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		250,000	240,000
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		525,000	427,875
Freeport-McMoRan, Inc.:
2.375%, 3/15/2018 (b)		1,250,000	1,200,000
3.875%, 3/15/2023 (b)		150,000	125,625
Glencore Funding LLC, 144A, 4.625%, 4/29/2024 (b)		120,000	108,300
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		1,550,000	1,449,250
Greif, Inc., 7.75%, 8/1/2019		745,000	836,262
Hexion, Inc., 6.625%, 4/15/2020		255,000	213,562
Kaiser Aluminum Corp., 8.25%, 6/1/2020		280,000	291,200
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,050,000	951,562
Novelis, Inc., 8.75%, 12/15/2020		1,220,000	1,259,650
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		260,000	263,900
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022 (b)		220,000	193,600
144A, 10.375%, 5/1/2021		220,000	220,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		755,000	783,312
6.875%, 2/15/2021		2,085,000	2,165,794
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025		280,000	287,013
Teck Resources Ltd., 2.5%, 2/1/2018		500,000	475,000
Tronox Finance LLC:
6.375%, 8/15/2020		40,000	34,025
144A, 7.5%, 3/15/2022 (b)		330,000	273,900
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		135,000	141,345
144A, 5.625%, 10/1/2024 (b)		65,000	68,738
Yamana Gold, Inc., 4.95%, 7/15/2024		1,130,000	1,039,363
			19,497,184
Telecommunication Services 4.7%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	10,000,000	561,767
AT&T, Inc.:
3.4%, 5/15/2025		1,040,000	1,057,198
3.8%, 3/15/2022		170,000	180,063
4.125%, 2/17/2026		265,000	284,342
4.35%, 6/15/2045		210,000	196,839
5.65%, 2/15/2047		200,000	225,309
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		500,000	538,212
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		475,000	469,063
Series W, 6.75%, 12/1/2023 (b)		620,000	610,700
Series Y, 7.5%, 4/1/2024 (b)		500,000	501,250
CyrusOne LP, 6.375%, 11/15/2022		315,000	332,520
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		310,000	252,263
144A, 8.25%, 9/30/2020		1,140,000	1,040,250
Digicel Ltd., 144A, 7.0%, 2/15/2020		200,000	187,750
Frontier Communications Corp.:
6.875%, 1/15/2025 (b)		895,000	745,087
7.125%, 1/15/2023		1,670,000	1,477,950
8.25%, 4/15/2017		331,000	347,841
GTH Finance BV, 144A, 7.25%, 4/26/2023		1,000,000	1,000,630
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		540,000	341,213
144A, 8.0%, 2/15/2024 (b)		602,000	623,070
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026 (b)		235,000	238,525
5.375%, 8/15/2022		2,825,000	2,888,562
5.375%, 5/1/2025		250,000	254,375
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		500,000	478,750
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		200,000	205,250
Sprint Corp., 7.125%, 6/15/2024		1,265,000	948,750
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		628,000	659,400
6.625%, 11/15/2020 (b)		720,000	745,200
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		1,600,000	1,576,000
Verizon Communications, Inc.:
3.5%, 11/1/2024 (b)		380,000	396,133
4.672%, 3/15/2055		410,000	396,503
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		500,000	496,500
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		235,000	236,175
Zayo Group LLC:
6.0%, 4/1/2023		140,000	143,850
6.375%, 5/15/2025		325,000	338,000
			20,975,290
Utilities 1.0%
Calpine Corp.:
5.375%, 1/15/2023 (b)		280,000	282,450
5.75%, 1/15/2025		130,000	131,300
Dynegy, Inc.:
7.375%, 11/1/2022		100,000	98,778
7.625%, 11/1/2024 (b)		585,000	571,838
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		590,000	383,500
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,000,000	1,139,500
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		155,000	130,200
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		1,950,000	1,901,250
			4,638,816
Total Corporate Bonds (Cost $172,132,640)			171,866,339

Mortgage-Backed Securities Pass-Throughs 2.6%
Federal National Mortgage Association, 3.5%, 3/1/2046 (Cost $11,530,061)		11,131,753	11,488,853

Asset-Backed 2.3%
Automobile Receivables 0.1%
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		170,000	163,736
Home Equity Loans 0.4%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		157,346	156,904
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 0.583%**, 8/25/2036		1,806,979	1,732,874
			1,889,778
Miscellaneous 1.8%
Apidos CLO XXI, "B", Series 2015-21A, 144A, 3.32%**, 7/18/2027		2,000,000	1,956,920
ARES CLO Ltd., "D", Series 2012-3A, 144A, 5.27%**, 1/17/2024		2,000,000	1,946,022
Cumberland Park CLO Ltd., "C", Series 2015-2A, 144A, 3.474%**, 7/20/2026		2,250,000	2,227,279
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		531,113	547,205
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,371,088	1,342,179
			8,019,605
Total Asset-Backed (Cost $10,146,904)			10,073,119

Commercial Mortgage-Backed Securities 3.1%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		3,500,000	3,483,352
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,850,000	1,996,182
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.677%***, 12/25/2024		7,477,838	297,798
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		3,408,862	3,350,628
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,800,000	2,894,867
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	131,894
JPMorgan Chase Commercial Mortgage Securities Corp., "B", Series 2005-LDP4, 5.129%, 10/15/2042		1,716,752	1,714,318
Total Commercial Mortgage-Backed Securities (Cost $13,677,831)			13,869,039

Collateralized Mortgage Obligations 10.2%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.945%**, 2/25/2034		335,006	317,428
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.184%**, 12/25/2035		919,945	927,839
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		250,210	215,073
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		477,295	472,928
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.585%**, 9/25/2028		2,942,151	2,969,838
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		2,342,449	148,607
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		10,520,606	1,980,465
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		30,453	84
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		2,602,340	210,310
"DZ", Series 4253, 4.75%, 9/15/2043		3,688,259	4,295,341
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		173,156	11,418
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		302,867	18,842
"SP", Series 4047, Interest Only, 6.217%***, 12/15/2037		3,274,549	402,687
"JS", Series 3572, Interest Only, 6.367%***, 9/15/2039		849,665	126,668
"A", Series 172, Interest Only, 6.5%, 1/1/2024		373,937	61,920
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		2,466,714	420,178
"KZ", Series 2010-134, 4.5%, 12/25/2040		1,396,045	1,498,105
"Z", Series 2011-149, 4.5%, 1/25/2042		1,548,881	1,723,727
"ZP", Series 2011-123, 4.5%, 12/25/2041		1,829,135	2,182,463
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		129,596	2,505
"HS", Series 2009-87, Interest Only, 5.711%***, 11/25/2039		2,046,240	346,962
"PI", Series 2006-20, Interest Only, 6.241%***, 11/25/2030		1,491,983	218,984
"SI", Series 2007-23, Interest Only, 6.331%***, 3/25/2037		519,689	92,397
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 4.033%**, 4/25/2024		3,500,000	3,416,506
"M3", Series 2015-DN1, 4.583%**, 1/25/2025		3,250,000	3,440,954
"M3", Series 2014-DN4, 4.983%**, 10/25/2024		2,410,000	2,482,994
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		12,853,119	1,561,897
"MZ", Series 2014-27, 3.5%, 12/20/2043		2,845,652	3,042,007
"GC", Series 2010-101, 4.0%, 8/20/2040		2,000,000	2,229,751
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		5,059,505	769,180
"ME", Series 2014-4, 4.0%, 1/16/2044		2,463,000	2,750,293
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		2,410,588	266,321
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		3,191,589	417,150
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		282,524	40,938
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		393,184	54,642
"PZ", Series 2010-106, 4.75%, 8/20/2040		2,127,724	2,305,864
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,101,691	182,304
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,293,197	219,374
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		942,964	152,907
"AI", Series 2007-38, Interest Only, 6.024%***, 6/16/2037		290,538	46,584
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 3.065%**, 4/25/2036		1,228,149	1,117,029
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 1.904%**, 10/25/2035		695,371	671,060
"2A", Series 2003-A6, 2.771%**, 10/25/2033		517,403	513,058
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.763%**, 12/25/2034		380,999	375,977
"2A16", Series 2005-AR10, 2.825%**, 4/25/2009		633,054	630,198
Total Collateralized Mortgage Obligations (Cost $43,720,268)			45,331,757

Government & Agency Obligations 31.0%
Other Government Related (d) 3.2%
Black Sea Trade & Development Bank, 144A, 4.875%, 5/6/2021 (c)		1,600,000	1,588,320
Magyar Export-Import Bank Zrt, 144A, 4.0%, 1/30/2020		630,000	639,120
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		750,000	798,750
Queensland Treasury Corp., Series 23, 144A, REG S, 4.25%, 7/21/2023	AUD	10,500,000	8,773,882
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,024,400
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		500,000	527,495
Vnesheconombank, 144A, 6.902%, 7/9/2020		700,000	735,000
			14,086,967
Sovereign Bonds 13.1%
Deutsche Bundesrepublik Inflation Linked Bond, REG S, 0.1%, 4/15/2026	EUR	7,812,997	9,785,418
Dominican Republic, 144A, 6.875%, 1/29/2026		550,000	591,250
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	13,400,000,000	1,063,120
Government of Romania, 144A, 2.75%, 10/29/2025	EUR	1,750,000	2,056,439
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	380,080
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		800,000	813,600
Republic of Argentina:
5.83%, 12/31/2033	ARS	377	135
144A, 6.25%, 4/22/2019		1,950,000	2,022,150
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	695,625
Republic of Australia, Series 142, REG S, 4.25%, 4/21/2026	AUD	15,500,000	13,572,506
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		700,000	652,750
Republic of El Salvador:
144A, 6.375%, 1/18/2027		425,000	374,000
144A, 7.65%, 6/15/2035		900,000	807,750
Republic of Hungary:
4.0%, 3/25/2019		1,000,000	1,038,030
Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	480,024
Republic of Panama:
3.75%, 3/16/2025		1,220,000	1,256,600
3.875%, 3/17/2028		1,000,000	1,025,000
Republic of Paraguay, 144A, 6.1%, 8/11/2044		300,000	306,000
Republic of Peru:
2.75%, 1/30/2026	EUR	1,750,000	2,080,986
4.125%, 8/25/2027		1,000,000	1,068,500
Republic of Philippine, 3.7%, 3/1/2041		800,000	853,707
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	225,790
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	8,900,000	622,314
Series R186, 10.5%, 12/21/2026	ZAR	121,200,000	9,390,004
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		1,000,000	997,505
144A, 6.85%, 11/3/2025		1,050,000	1,033,876
Republic of Uruguay, 5.1%, 6/18/2050		160,000	150,000
United Mexican States:
3.375%, 2/23/2031	EUR	1,500,000	1,786,279
3.6%, 1/30/2025		500,000	508,125
4.6%, 1/23/2046		1,000,000	988,500
Series M, 6.5%, 6/10/2021	MXN	25,000,000	1,532,375
			58,158,438
U.S. Treasury Obligations 14.7%
U.S. Treasury Bills:
0.345%****, 8/11/2016 (e)		1,608,000	1,606,903
0.42%****, 6/2/2016 (e)		1,456,000	1,455,814
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		13,429,000	13,456,892
1.0%, 9/30/2016		9,000,000	9,022,149
1.625%, 2/15/2026		275,000	270,230
2.0%, 8/15/2025		38,855,700	39,517,452
			65,329,440
Total Government & Agency Obligations (Cost $137,645,821)			137,574,845

Loan Participations and Assignments 3.0%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		1,566,988	1,456,516
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		1,985,000	1,977,378
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		707,400	712,086
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		43,650	43,868
First Data Corp., Term Loan, 4.439%, 3/24/2021		610,000	612,412
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		752,500	754,693
MacDermid, Inc.:
First Lien Term Loan, 5.5%, 6/7/2020		792,588	779,625
Term Loan B2, 5.5%, 6/7/2020		836,529	823,722
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		2,386,135	2,149,502
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		980,435	979,734
Pinnacle Foods Finance LLC, Term Loan G, 3.0%, 4/29/2020		345,920	346,232
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		318,581	317,321
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.5%, 2/13/2019		1,402,877	1,365,469
Term Loan B, 4.75%, 12/11/2019		885,805	865,210
Total Loan Participations and Assignments (Cost $13,610,700)			13,183,768

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (PIK) (Cost $483,175)		486,068	482,034

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $370,972)		530,000	434,600

	Shares	Value ($)

Common Stocks 1.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (h)	6	13,512
Financials 1.0%
Two Harbors Investment Corp. (REIT)	583,333	4,567,497
Industrials 0.0%
Congoleum Corp.*	9,600	0
Quad Graphics, Inc.	96	1,205
		1,205
Materials 0.0%
GEO Specialty Chemicals, Inc.*	53,783	20,475
GEO Specialty Chemicals, Inc. 144A*	966	368
		20,843
Total Common Stocks (Cost $5,071,832)		4,603,057

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $70,220)	315	1,130

Open-End Investment Company 2.5%
Deutsche Floating Rate Fund, "Institutional Shares" (i) (Cost $10,701,481)	1,297,847	10,914,894

Exchange-Traded Fund 3.1%
SPDR Dow Jones REIT ETF (Cost $14,020,673)	147,913	13,656,807

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	9,400,000	679
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	9,100,000	457
Total Call Options Purchased (Cost $811,173)		1,136

	Contracts	Value ($)

Put Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts
Euro Currency, Expiration Date 12/9/2016, Strike Price $1.05	70	66,500

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[1]	9,400,000	425,302
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	9,100,000	491,222
		916,524
Total Put Options Purchased (Cost $786,524)		983,024

	Shares	Value ($)

Securities Lending Collateral 5.7%
Daily Assets Fund "Capital Shares", 0.49% (i) (j) (k) (Cost $25,163,233)	25,163,233	25,163,233

Cash Equivalents 3.4%
Central Cash Management Fund, 0.37% (i) (j)	10,139,471	10,139,471
Deutsche Variable NAV Money Fund "Capital Shares", 0.62% (i) (j)	503,724	5,038,247
Total Cash Equivalents (Cost $15,177,214)		15,177,718

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $475,120,722)†	107.0	474,805,353
Notes Payable	(1.5)	(6,650,000)
Other Assets and Liabilities, Net	(5.5)	(24,217,622)
Net Assets	100.0	443,937,731

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	590,000	366,967	383,500

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2016.

*** These securities are shown at their current rate as of April 30, 2016.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $476,216,754. At April 30, 2016, net unrealized depreciation for all securities based on tax cost was $1,411,401. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,206,291 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,617,692.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2016 amounted to $24,177,909, which is 5.4% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At April 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At April 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) At April 30, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	22,863	13,512	0.00

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(j) The rate shown is the annualized seven-day yield at period end.

(k) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2016 is 0.64%.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

At April 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/21/2016	245	31,865,313	(165,408)
Ultra Long U.S. Treasury Bond	USD	6/21/2016	200	34,268,750	(414,791)
United Kingdom Long Gilt Bond	GBP	6/28/2016	85	14,854,060	24,704
Total net unrealized depreciation					(555,495)

At April 30, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Federal Republic of Germany Euro-Bund	EUR	6/8/2016	60	11,121,646	105,025

At April 30, 2016, open written options contracts were as follows:

Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (l)
Call Options Euro Currency	70	12/9/2016	1.22	129,300	(92,750)

(l) Unrealized appreciation on written options on exchange-traded futures contracts at April 30, 2016 was $36,550.

At April 30, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (m)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,700,000[1]	2/1/2017	338,400	(5,009)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,550,000[2]	2/1/2017	329,102	(3,429)
Total Call Options				667,502	(8,438)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	17,300,000[3]	8/11/2016	332,160	(292,119)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	17,300,000[4]	8/11/2016	325,240	(489,858)
Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,700,000[1]	2/1/2017	338,400	(588,785)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,550,000[2]	2/1/2017	329,102	(622,784)
Total Put Options				1,324,902	(1,993,546)
Total				1,992,404	(2,001,984)

(m) Unrealized depreciation on written options on interest rate swap contracts at April 30, 2016 was $9,580.

At April 30, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swap
Expiration Date	Notional Amount ($) (n)	Currency	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	25,000,000	EUR	5.0%	Markit iTraxx Europe Crossover Index Series 25, Version 1	2,555,336	60,920

Bilateral Swap
Expiration Date	Notional Amount ($) (n)	Currency	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (o)	Value ($)	Upfront Payments (Received) ($)	Unrealized Appreciation ($)
12/20/2016	4,000,000[5]	EUR	1.0%	Volkswagen International Finance NV, 5.375%, 5/22/2018, BBB+	23,330	(13,029)	36,359

(n) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(o) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At April 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2017	43,500,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(652,480)	(679,586)
3/16/2016 3/16/2025	56,700,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(3,157,702)	(2,932,160)
12/16/2015 9/16/2025	16,800,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(1,626,776)	(1,539,841)
12/16/2015 9/17/2035	1,200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(183,885)	(160,339)
3/16/2016 3/16/2017	11,000,000	Floating — 3-Month LIBOR	Fixed — 1.0%	28,013	20,655
12/16/2015 9/16/2020	9,600,000	Floating — 3-Month LIBOR	Fixed — 2.214%	497,338	501,259
12/16/2015 9/18/2045	6,400,000	Floating — 3-Month LIBOR	Fixed — 2.998%	1,245,033	1,031,955
Total net unrealized depreciation					(3,758,057)

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 BNP Paribas

3 Nomura International PLC

4 Citigroup, Inc.

5 Barclays Bank PLC

At April 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,250,504	BRL	12,100,000	6/16/2016	214,215	Nomura International PLC
AUD	29,500,000	USD	22,657,427	6/20/2016	275,396	Australia & New Zealand Banking Group Ltd.
USD	4,410,714	EUR	3,850,000	6/21/2016	4,917	Morgan Stanley
USD	3,206,275	BRL	12,100,000	6/29/2016	244,038	Nomura International PLC
USD	3,184,211	BRL	12,100,000	7/8/2016	256,408	Macquarie Bank Ltd.
Total unrealized appreciation					994,974

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
MXN	10,429,000	USD	567,518	5/3/2016	(38,483)	BNP Paribas
ZAR	68,740,000	USD	4,171,649	5/3/2016	(654,347)	Citigroup, Inc
BRL	12,100,000	USD	2,951,220	5/4/2016	(562,028)	Macquarie Bank Ltd.
BRL	12,100,000	USD	3,047,859	5/10/2016	(458,141)	Nomura International PLC
PHP	115,300,000	USD	2,437,632	6/6/2016	(16,400)	BNP Paribas
TWD	153,200,000	USD	4,663,623	6/8/2016	(88,116)	Nomura International PLC
BRL	12,100,000	USD	3,280,911	6/16/2016	(183,808)	Nomura International PLC
AUD	5,800,000	USD	4,399,880	6/21/2016	(462)	Macquarie Bank Ltd.
EUR	5,021,495	USD	5,697,137	7/20/2016	(67,339)	Barclays Bank PLC
GBP	1,590,000	USD	2,270,456	7/20/2016	(53,367)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(2,122,491)

Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

MXN Mexican Peso

PHP Philippine Peso

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (p)
Corporate Bonds	$ —	$ 171,866,339	$ —	$ 171,866,339
Mortgage-Backed Securities Pass-Throughs	—	11,488,853	—	11,488,853
Asset-Backed	—	10,073,119	—	10,073,119
Commercial Mortgage-Backed Securities	—	13,869,039	—	13,869,039
Collateralized Mortgage Obligations	—	45,331,757	—	45,331,757
Government & Agency Obligations	—	137,574,845	—	137,574,845
Loan Participations and Assignments	—	13,183,768	—	13,183,768
Convertible Bond	—	—	482,034	482,034
Preferred Security	—	434,600	—	434,600
Common Stocks (p)	4,568,702	—	34,355	4,603,057
Warrant	—	—	1,130	1,130
Open-End Investment Company	10,914,894	—	—	10,914,894
Exchange-Traded Fund	13,656,807	—	—	13,656,807
Short-Term Investments (p)	40,340,951	—	—	40,340,951
Derivatives (q)
Purchased Options	66,500	917,660	—	984,160
Futures Contracts	129,729	—	—	129,729
Credit Default Swap Contracts	—	97,279	—	97,279
Interest Rate Swap Contracts	—	1,553,869	—	1,553,869
Forward Foreign Currency Exchange Contracts	—	994,974	—	994,974
Total	$ 69,677,583	$ 407,386,102	$ 517,519	$ 477,581,204
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (q)
Futures Contracts	$ (580,199)	$ —	$ —	$ (580,199)
Written Options	(92,750)	(2,001,984)	—	(2,094,734)
Interest Rate Swap Contracts	—	(5,311,926)	—	(5,311,926)
Forward Foreign Currency Exchange Contracts	—	(2,122,491)	—	(2,122,491)
Total	$ (672,949)	$ (9,436,401)	$ —	$ (10,109,350)

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(p) See Investment Portfolio for additional detailed categorizations.

(q) Derivatives include value of options purchased; unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments: Investment in non-affiliated securities, at value (cost $424,078,794) — including $24,177,909 of securities loaned	$ 423,549,508
Investment in Daily Assets Fund (cost $25,163,233)*	25,163,233
Investments in affiliated Underlying Funds, at value (cost $25,878,695)	26,092,612
Total investments in securities, at value (cost $475,120,722)	474,805,353
Cash	7,390
Foreign currency, at value (cost $2,834,461)	2,833,319
Receivable for investments sold	202,498
Receivable for investments sold — when-issued/delayed delivery securities	33,493,274
Receivable for Fund shares sold	1,206,732
Dividends receivable	2,377
Interest receivable	3,809,903
Receivable for variation margin on futures contracts	289,477
Unrealized appreciation on bilateral swap contracts	36,359
Unrealized appreciation on forward foreign currency exchange contracts	994,974
Foreign taxes recoverable	5,995
Other assets	57,015
Total assets	517,744,666
Liabilities
Payable upon return of securities loaned	25,163,233
Payable for investments purchased — when-issued/delayed delivery securities	35,441,187
Notes payable	6,650,000
Payable for Fund shares redeemed	1,067,027
Payable for variation margin on centrally cleared swaps	350,061
Options written, at value (premiums received $2,121,704)	2,094,734
Unrealized depreciation on forward foreign currency exchange contracts	2,122,491
Upfront payments received on swap contracts	13,029
Accrued management fee	164,881
Accrued Trustees' fees	3,787
Other accrued expenses and payables	736,505
Total liabilities	73,806,935
Net assets, at value	$ 443,937,731

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,228,465
Net unrealized appreciation (depreciation) on: Investments	(315,369)
Swap contracts	(3,660,778)
Futures	(450,470)
Foreign currency	(1,095,142)
Written options	26,970
Accumulated net realized gain (loss)	(51,535,630)
Paid-in capital	499,739,685
Net assets, at value	$ 443,937,731
Net Asset Value
Class A Net Asset Value and redemption price per share ($302,580,581 ÷ 67,431,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.49
Maximum offering price per share (100 ÷ 97.25 of $4.49)	$ 4.62

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($62,721,313 ÷ 13,879,359 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.52
Class R6 Net Asset Value, offering and redemption price per share ($30,008 ÷ 6,690 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.49
Class S Net Asset Value, offering and redemption price per share ($70,247,878 ÷ 15,637,182 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.49
Institutional Class Net Asset Value, offering and redemption price per share ($8,357,951 ÷ 1,860,019 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $3,109)	$ 8,597,121
Dividends	287,942
Income distributions from affiliated Underlying Funds	358,796
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	40,911
Total income	9,284,770
Expenses: Management fee	1,098,952
Administration fee	235,924
Services to shareholders	387,745
Distribution and service fees	705,065
Custodian fee	48,826
Professional fees	60,107
Reports to shareholders	40,333
Registration fees	38,928
Trustees' fees and expenses	11,522
Interest expense	627
Other	50,394
Total expenses before expense reductions	2,678,423
Expense reductions	(32,617)
Total expenses after expense reductions	2,645,806
Net investment income	6,638,964
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,969,532)
Swap contracts	(4,418,109)
Futures	469,347
Written options	(333,258)
Foreign currency	3,749,279
Payment by affiliate (see Note J)	3,762
(12,498,511)
Change in net unrealized appreciation (depreciation) on: Investments	10,393,404
Swap contracts	654,810
Futures	1,050,290
Written options	(658,691)
Foreign currency	(3,949,588)
7,490,225
Net gain (loss)	(5,008,286)
Net increase (decrease) in net assets resulting from operations	$ 1,630,678

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income	$ 6,638,964	$ 19,811,952
Net realized gain (loss)	(12,498,511)	(20,931,010)
Change in net unrealized appreciation (depreciation)	7,490,225	(17,617,008)
Net increase (decrease) in net assets resulting from operations	1,630,678	(18,736,066)
Distributions to shareholders from: Net investment income: Class A	(5,108,160)	(15,026,434)
Class B	(1,098)*	(24,531)
Class C	(830,481)	(2,650,908)
Class R6	(392)	(411)
Class S	(1,426,737)	(5,600,244)
Institutional Class	(156,726)	(832)**
Net realized gains: Class A	(315,789)	—
Class B	(234)*	—
Class C	(67,137)	—
Class R6	(9)	—
Class S	(91,927)	—
Institutional Class	(9,729)	—
Total distributions	(8,008,419)	(23,303,360)
Fund share transactions: Proceeds from shares sold	40,027,995	209,755,326
Reinvestment of distributions	7,327,855	21,065,892
Payments for shares redeemed	(130,016,224)	(257,604,795)
Net increase (decrease) in net assets from Fund share transactions	(82,660,374)	(26,783,577)
Increase (decrease) in net assets	(89,038,115)	(68,823,003)
Net assets at beginning of period	532,975,846	601,798,849
Net assets at end of period (including undistributed net investment income of $1,228,465 and $2,113,095, respectively)	$ 443,937,731	$ 532,975,846

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

** For the period from November 3, 2014 (commencement of operations of Institutional Class) to October 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.87	$ 4.88	$ 5.06	$ 4.71	$ 4.85
Income (loss) from investment operations: Net investment income[a]	.06	.16	.19	.18	.21	.25
Net realized and unrealized gain (loss)	(.03)	(.31)	.02	(.12)	.38	(.14)
Total from investment operations	.03	(.15)	.21	.06	.59	.11
Less distributions from: Net investment income	(.07)	(.19)	(.22)	(.22)	(.24)	(.25)
Net realized gains	(.00)***	—	—	(.02)	—	—
Total distributions	(.07)	(.19)	(.22)	(.24)	(.24)	(.25)
Net asset value, end of period	$ 4.49	$ 4.53	$ 4.87	$ 4.88	$ 5.06	$ 4.71
Total Return (%)[b,c]	.85**	(3.22)	4.36	1.05	12.86	2.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	303	341	392	420	424	347
Ratio of expenses before expense reductions (%)	1.06*	1.02	1.03	1.01	1.03	1.06
Ratio of expenses after expense reductions (%)	1.05*	.99	1.00	1.00	1.01	1.04
Ratio of net investment income (%)	2.89*	3.40	3.96	3.55	4.38	5.32
Portfolio turnover rate (%)	133**	168	160	157	129	154

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class C	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 4.90	$ 4.91	$ 5.09	$ 4.74	$ 4.89
Income (loss) from investment operations: Net investment income[a]	.05	.13	.16	.14	.18	.22
Net realized and unrealized gain (loss)	(.04)	(.31)	.01	(.12)	.38	(.15)
Total from investment operations	.01	(.18)	.17	.02	.56	.07
Less distributions from: Net investment income	(.06)	(.15)	(.18)	(.18)	(.21)	(.22)
Net realized gains	(.00)***	—	—	(.02)	—	—
Total distributions	(.06)	(.15)	(.18)	(.20)	(.21)	(.22)
Net asset value, end of period	$ 4.52	$ 4.57	$ 4.90	$ 4.91	$ 5.09	$ 4.74
Total Return (%)[b,c]	.25**	(3.69)	3.58	.32	11.95	1.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	74	80	100	74	43
Ratio of expenses before expense reductions (%)	1.81*	1.77	1.78	1.77	1.78	1.81
Ratio of expenses after expense reductions (%)	1.80*	1.75	1.75	1.76	1.76	1.80
Ratio of net investment income (%)	2.14*	2.66	3.21	2.81	3.59	4.56
Portfolio turnover rate (%)	133**	168	160	157	129	154

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class R6	Six Months Ended 4/30/16 (Unaudited)	Year Ended 10/31/15	Period Ended 10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.87	$ 4.95
Income (loss) from investment operations: Net investment income[b]	.07	.16	.06
Net realized and unrealized gain (loss)	(.04)	(.30)	(.10)
Total from investment operations	.03	(.14)	(.04)
Less distributions from: Net investment income	(.07)	(.20)	(.04)
Net realized gains	(.00)***	—	—
Total distributions	(.07)	(.20)	(.04)
Net asset value, end of period	$ 4.49	$ 4.53	$ 4.87
Total Return (%)[c]	.89**	(2.98)	(.82)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	30	10	10
Ratio of expenses before expense reductions (%)	.79*	.93	.69*
Ratio of expenses after expense reductions (%)	.78*	.90	.68*
Ratio of net investment income (%)	3.06*	3.46	3.89*
Portfolio turnover rate (%)	133**	168	160[d]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class S	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.54	$ 4.88	$ 4.88	$ 5.06	$ 4.71	$ 4.86
Income (loss) from investment operations: Net investment income[a]	.07	.17	.20	.19	.22	.26
Net realized and unrealized gain (loss)	(.04)	(.31)	.03	(.12)	.38	(.15)
Total from investment operations	.03	(.14)	.23	.07	.60	.11
Less distributions from: Net investment income	(.08)	(.20)	(.23)	(.23)	(.25)	(.26)
Net realized gains	(.00)***	—	—	(.02)	—	—
Total distributions	(.08)	(.20)	(.23)	(.25)	(.25)	(.26)
Net asset value, end of period	$ 4.49	$ 4.54	$ 4.88	$ 4.88	$ 5.06	$ 4.71
Total Return (%)[b]	.72**	(3.00)	4.79	1.26	13.07	2.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	118	128	95	94	30
Ratio of expenses before expense reductions (%)	.92*	.84	.82	.86	.84	.88
Ratio of expenses after expense reductions (%)	.91*	.82	.78	.79	.80	.87
Ratio of net investment income (%)	3.02*	3.55	4.16	3.75	4.49	5.49
Portfolio turnover rate (%)	133**	168	160	157	129	154
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $(.005).

Institutional Class	Six Months Ended 4/30/16 (Unaudited)	Period Ended 10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.87
Income (loss) from investment operations: Net investment income[b]	.07	.15
Net realized and unrealized gain (loss)	(.04)	(.29)
Total from investment operations	.03	(.14)
Less distributions from: Net investment income	(.07)	(.20)
Net realized gains	(.00)***	—
Total distributions	(.07)	(.20)
Net asset value, end of period	$ 4.49	$ 4.53
Total Return (%)[c]	.89**	(3.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8.04
Ratio of expenses before expense reductions (%)	.74*	.99*
Ratio of expenses after expense reductions (%)	.73*	.90*
Ratio of net investment income (%)	3.24*	3.22*
Portfolio turnover rate (%)	133**	168[d]

[a] For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2015.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended April 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $38,817,000, including $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first; and approximately $34,490,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,550,000) and long-term losses ($14,940,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in interest rate swap contracts had a total notional value generally indicative of a range from $144,900,000 to $145,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $70,365,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $320,000 to $29,000,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets and on currency futures in order to hedge against anticipated currency market changes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of April 30, 2016 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in written option contracts had a total value generally indicative of a range from approximately $1,624,000 to $2,496,000, and purchased option contracts had a total value generally indicative of a range from approximately $557,000 to $984,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $80,988,000 to $120,786,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,122,000 to $81,600,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2016, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,765,000 to $144,189,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,100,000 to $71,480,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $17,382,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 917,660	$ —	$ 1,553,869	$ 129,729	$ 2,601,258
Credit Contracts (a) (b)	—	—	97,279	—	97,279
Foreign Exchange Contracts (b) (c)	66,500	994,974	—	—	1,061,474
	$ 984,160	$ 994,974	$ 1,651,148	$ 129,729	$ 3,760,011

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts, respectively

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (2,001,984)	$ —	$ (5,311,926)	$ (580,199)	$ (7,894,109)
Foreign Exchange Contracts (b) (c)	(92,750)	(2,122,491)	—	—	(2,215,241)
	$ (2,094,734)	$ (2,122,491)	$ (5,311,926)	$ (580,199)	$ (10,109,350)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (439,215)	$ (333,258)	$ —	$ (3,181,013)	$ 469,347	$ (3,484,139)
Credit Contracts (a)	—	—	—	(1,237,096)	—	(1,237,096)
Foreign Exchange Contracts (b)	—	—	3,378,307	—	—	3,378,307
	$ (439,215)	$ (333,258)	$ 3,378,307	$ (4,418,109)	$ 469,347	$ (1,342,928)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 799,640	$ (695,241)	$ —	$ (184,929)	$ 1,050,290	$ 969,760
Credit Contracts (a)	—	—	—	839,739	—	839,739
Foreign Exchange Contracts (a) (b)	(91,200)	36,550	(4,027,058)	—	—	(4,081,708)
	$ 708,440	$ (658,691)	$ (4,027,058)	$ 654,810	$ 1,050,290	$ (2,272,209)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 275,396	$ (53,367)	$ —	$ —	$ 222,029
Barclays Bank PLC	36,359	(36,359)	—	—	—
BNP Paribas	491,679	(491,679)	—	—	—
JPMorgan Chase Securities, Inc.	425,981	(425,981)	—	—	—
Macquarie Bank Ltd.	256,408	(256,408)	—	—	—
Morgan Stanley	4,917	—	—	—	4,917
Nomura International PLC	458,253	(458,253)	—	—	—
	$ 1,948,993	$ (1,722,047)	$ —	$ —	$ 226,946
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 53,367	$ (53,367)	$ —	$ —	$ —
Barclays Bank PLC	67,339	(36,359)	—	—	30,980
BNP Paribas	681,096	(491,679)	—	—	189,417
Citigroup, Inc.	1,144,205	—	(881,828)	—	262,377
JPMorgan Chase Securities, Inc.	593,794	(425,981)	(163,339)	—	4,474
Macquarie Bank Ltd.	562,490	(256,408)	(285,592)	—	20,490
Nomura International PLC	1,022,184	(458,253)	(544,128)	—	19,803
	$ 4,124,475	$ (1,722,047)	$ (1,874,887)	$ —	$ 527,541

(a) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $596,315,825 and $663,708,903, respectively. Purchases and sales of U.S. Treasury securities aggregated $5,846,264 and $19,383,129, respectively.

For the six months ended April 30, 2016, transactions for written options on interest rate swap and futures contracts were as follows:

Contracts/ Contract Amount	Premiums

Outstanding, beginning of period	62,000,000	$ 2,309,689
Options written	270	321,151
Options expired	(8,900,100)	(406,219)
Options bought back	(100)	(102,917)
Outstanding, end of period	53,100,070	$ 2,121,704

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the six months ended April 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.47% of the Fund's average daily net assets.

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Deutsche Floating Rate Fund.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class B	1.99%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 21,449
Class B	224
Class C	4,548
Class R6	1
Class S	5,762
Institutional Class	633
$ 32,617

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2016, the Administration Fee was $235,924, of which $36,459 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2016
Class A	$ 58,249	$ 38,394
Class B	330	124
Class C	4,366	2,855
Class R6	12	4
Class S	9,135	5,200
Institutional Class	100	31
	$ 72,192	$ 46,608

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2016
Class B	$ 460	$ —
Class C	248,255	38,670
	$ 248,715	$ 38,670

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2016	Annualized Rate
Class A	$ 373,397	$ 178,608.24%
Class B	146	30.24%
Class C	82,807	39,187.25%
	$ 456,350	$ 217,825

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2016 aggregated $4,319.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $4 and $6,126, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2016, DDI received $9,677 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,831, of which $10,831 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,557.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At April 30, 2016, the Fund had a $6,650,000 outstanding loan. Interest expense incurred on the borrowings was $627 for the period ended April 30, 2016. The average dollar amount of the borrowings was $4,466,667, the weighted average interest rate on these borrowings was 1.71% and the Fund had a loan outstanding for 3 days throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,250,012	$ 18,887,139	22,519,468	$ 106,479,617
Class B	—	—	6,044	28,508
Class C	603,442	2,702,619	6,932,873	32,951,161
Class R6	4,475	19,649	—	—
Class S	1,658,150	7,373,166	14,824,490	70,256,039
Institutional Class	2,435,050	11,045,422	8,477**	40,001**
		$ 40,027,995		$ 209,755,326
Shares issued to shareholders in reinvestment of distributions
Class A	1,144,637	$ 5,075,818	2,986,367	$ 14,024,019
Class B	299*	1,332*	5,015	23,702
Class C	182,760	815,880	500,082	2,366,454
Class R6	91	401	88	411
Class S	285,731	1,267,969	989,326	4,650,474
Institutional Class	37,521	166,455	179**	832**
		$ 7,327,855		$ 21,065,892
Shares redeemed
Class A	(13,207,052)	$ (58,674,283)	(30,834,379)	$ (144,851,053)
Class B	(77,988)*	(346,453)*	(174,386)	(819,645)
Class C	(3,060,597)	(13,687,212)	(7,680,358)	(36,415,806)
Class S	(12,218,331)	(54,550,532)	(16,140,942)	(75,517,870)
Institutional Class	(621,117)	(2,757,744)	(91)**	(421)**
		$ (130,016,224)		$ (257,604,795)
Net increase (decrease)
Class A	(7,812,403)	$ (34,711,326)	(5,328,544)	$ (24,347,417)
Class B	(77,689)*	(345,121)*	(163,327)	(767,435)
Class C	(2,274,395)	(10,168,713)	(247,403)	(1,098,191)
Class R6	4,566	20,050	88	411
Class S	(10,274,450)	(45,909,397)	(327,126)	(611,357)
Institutional Class	1,851,454	8,454,133	8,565**	40,412**
		$ (82,660,374)		$ (26,783,577)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

** For the period from November 3, 2014 (commencement of operations of Institutional Class) to October 31, 2015.

I. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended April 30, 2016 is as follows:

Affiliate	Value ($) at 10/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 4/30/2016
Deutsche Floating Rate Fund	11,369,141	—	—	—	272,418	—	10,914,894
Deutsche Variable NAV Money Fund	5,026,974	10,769	—	—	11,954	—	5,038,247
Central Cash Management Fund	37,518,609	339,623,444	367,002,582	—	74,424	—	10,139,471
Total	53,914,724	339,634,213	367,002,582	—	358,796	—	26,092,612

J. Payment by Affiliate

During the six months ended April 30, 2016, the Advisor agreed to reimburse the Fund $3,762 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2015 to April 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,006.30	$ 1,002.50	$ 1,008.90	$ 1,007.20	$ 1,008.90
Expenses Paid per $1,000*	$ 5.24	$ 8.96	$ 3.90	$ 4.54	$ 3.65
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,019.64	$ 1,015.91	$ 1,020.98	$ 1,020.34	$ 1,021.23
Expenses Paid per $1,000*	$ 5.27	$ 9.02	$ 3.92	$ 4.57	$ 3.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Unconstrained Income Fund	1.05%	1.80%	.78%	.91%	.73%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 486	25155T 478	25155T 437
Fund Number	010	310	2391	1010

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016